Exhibit 13.2

CERTIFICATION OF CHIEF FINANCIAL OFFICER

     In connection with the Annual Report on Form 20-F of Gemplus International S.A. (the “Company”) for the year ended December 31, 2004 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), Frans Spaargaren, as Chief Financial Officer, hereby certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of his knowledge:

     (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: June 29, 2005

/s/ Frans Spaargaren

Frans Spaargaren
Chief Financial Officer